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                                   EXHIBIT 21
                       to Registrant's Report on Form 10-K
                        for the year-ended June 30, 2003

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SUBSIDIARIES OF BALDWIN TECHNOLOGY COMPANY, INC.              Jurisdiction
                                                              ------------
Baldwin Americas Corporation                                  Delaware
Baldwin Europe Consolidated Inc.                              Delaware
Baldwin Asia Pacific Corporation                              Delaware
Baldwin Technology Limited                                    Bermuda
Baldwin Document Finishing Systems, Inc.                      Delaware
Baldwin Technology India Private Limited                      India

SUBSIDIARIES OF BALDWIN AMERICAS CORPORATION
Baldwin Technology Corporation                                Connecticut
Baldwin Rockford Corporation                                  Delaware
Baldwin Graphic Systems, Inc.                                 Delaware
Baldwin Americas do Brasil Ltda                               Brazil
Baldwin India Private, Ltd.                                   India

SUBSIDIARIES OF BALDWIN TECHNOLOGY CORPORATION
Baldwin Midwest Corporation                                   Kansas

SUBSIDIARIES OF BALDWIN EUROPE CONSOLIDATED INC.
Baldwin Europe Consolidated BV                                Netherlands

SUBSIDIARIES OF BALDWIN EUROPE CONSOLIDATED BV
Baldwin Graphic Equipment BV                                  Netherlands
Baldwin Germany GmbH                                          Germany
Baldwin U.K. Holding Limited                                  United Kingdom
Baldwin Sweden Holding AB                                     Sweden
Baldwin France Sarl                                           France

SUBSIDIARIES OF BALDWIN U.K. HOLDING LIMITED
Baldwin (UK) Ltd.                                             United Kingdom
Acrotec UK Ltd.                                               United Kingdom

SUBSIDIARIES OF BALDWIN SWEDEN HOLDING AB
L-Company AB                                                  Sweden
Baldwin IVT AB                                                Sweden
Baldwin Jimek AB                                              Sweden

SUBSIDIARIES OF ACROTEC UK LTD.
Baldwin Globaltec Ltd.                                        United Kingdom

SUBSIDIARIES OF BALDWIN ASIA PACIFIC CORPORATION
Baldwin Japan Ltd.                                            Japan
Baldwin Printing Control Equipment (Beijing) Company, Ltd.    China
Baldwin Graphic Equipment Pty. Ltd.                           Australia
Baldwin Printing Controls Ltd.                                Hong Kong
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